SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                        Date of Report September 30, 2003
                                       ------------------






                          ASPEN EXPLORATION CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                            0-9494                   84-0811316
-----------------                   ------------             ---------------
(State or other                     (Commission              (I.R.S. Employer
 jurisdiction of                     File Number)            Identification No.)
Incorporation)


                 2050 S. Oneida St., Suite 208, Denver, CO 80224
                 -----------------------------------------------


                   Registrant's telephone number 303-639-9860
                                                 ------------

                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     On September 29, 2003, Aspen Exploration Corporation issued a news release, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits
        ---------------------------------

     (a) Financial Statements of Businesses Acquired

         None.

     (b) Pro forma Financial Information

         None.

     (c) Exhibits

         99.1   News Release issued September 29, 2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ASPEN EXPLORATION CORPORATION




Date:  September 30, 2003                    By: /s/  Robert A. Cohan
                                                --------------------------------
                                                      Robert A. Cohan, President